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                                                                   EXHIBIT 10.25

                                 QUITCLAIM DEED


                 This Indenture Witnesseth That:

                 Norgate Plaza Limited Partnership, an Indiana limited partnership, hereinafter referred to as Grantor, conveys to Norgate Shops Corp., hereinafter referred to as Grantee, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration receipt of which is hereby acknowledged, the following described real estate located in Marion County, Indiana, to-wit:

                 Part of the East Half of the Southwest Quarter of Section 30, Township 17 North, Range 4 East in Marion County, Indiana, more particularly described as follows:

                 Beginning at the West line of said Half Quarter Section, North 00 degrees 01 minute 15 seconds East 907.00 feet from the Southwest corner of said Half Quarter Section; thence North 82 degrees 06 minutes 15 seconds East along the North line of Highland Creek Boulevard, North Drive, as dedicated in the plat of Highland Creek Boulevard Addition recorded in Plat Book 22, Page 168, in the Office of the Recorder of Marion County, 1130.78 feet; thence north 00 degrees 01 minute 15 seconds East parallel with the West line of said Half Quarter
                 Section 1205 feet; then North 89 degrees 58 minutes 45 seconds West 106.29 feet to a point of a curve; thence Westerly along the arc of a curve to the left having a radius of 649.72 feet and a central angle of 26 degrees 294.83 feet to a point; thence South 64 degrees 01 minute 15 seconds West 132.39 feet to a point of a curve; thence Southwesterly along the arc of a curve to the left having a radius of 257.23 feet and a central angle of 22 degrees 98.77 feet to a point; thence South 42 degrees 01 minute 15 seconds West 286.27 feet to a point of curve; thence Southwesterly along the arc of a curve to the right having a radius of 195.80 feet and a central angle of 49 degrees 22 minutes 15 seconds 168.72 feet to a point; thence North 88 degrees 36 minutes 30 seconds West 189.81 feet to the West line of Half Quarter Section; then South 00 degrees 01 minute 15 seconds West along said West line 904.94 feet to the place of beginning.

                 Subject to:

                 a) All covenants, conditions restrictions, and easements of record;
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                 b)       All real estate taxes and assessments due and payable
                 thereon;

                 c) The Mortgage between Norgate Associates, as Mortgagor, and Purdue Research Foundation, as Mortgagee, dated February 19, 1970 and recorded February 25, 1970 as Instrument #70-7922 in the Office of the Recorder of Marion County, Indiana;

                 d) The Collateral Assignment of Rents between Norgate Associates, as Assignor, and Purdue Research Foundation, as Assignee, dated February 19, 1970 and recorded March 5, 1970 as Instrument #70-9232 in the Office of the Recorder of Marion County, Indiana;

                 e) The Mortgage between Norgate Plaza Limited Partnership, as Mortgagor, and Resources Pension Shares 2, as Mortgagee, dated November 29, 1984 and recorded December 3, 1991 as Instrument #84-94391 in the Office of the Recorder of Marion County, Indiana and assigned to RPS Realty Trust by Assignment dated December 28, 1988 and recorded September 1, 1989 as Instrument #89-86455.

                 f) The Assignment of Landlord's Interest in Real Estate and Leases between Norgate Plaza Limited Partnership, as Assignor, and Resources Pension Shares 2 as Assignee, dated November 29, 1984 and recorded December 3, 1994 as Instrument #84-94392 in the Office of the Recorder of Marion County, Indiana; and

                 g) The rights of any and all tenants in possession of the real estate.

                 Dated this ____ day of ______________, 1994.


                                            NORGATE PLAZA LIMITED PARTNERSHIP
                                            By, Norgate Plaza, Inc., Its
                                              General Partner


                                            By
                                              ----------------------------------
                                              Richard J. Langlais, Its President





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                 Subscribed and sworn to before me a Notary Public within and for said County and State, this ___ day of __________, 1994.

My commission expires:
                                  ----------------------------------
                                                     , Notary Public
                                  -------------------

                                  Resident of                 County
----------------------                        ---------------

This instrument was prepared by Timothy L. Black, Attorney at Law, Ancel & Dunlap, 1770 Market Square Center, Indianapolis, Indiana 46204.





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STATE OF MINNESOTA        )
                          :  ss
COUNTY OF DAKOTA          )

                 Before me a notary public in and for the State of Minnesota, and a resident of Dakota County, Minnesota, personally appeared Richard J. Langlais, the President of Norgate Plaza, Inc., the general partner of Norgate Plaza Limited Partnership, an Indiana Limited Partnership, who acknowledged the execution of the foregoing Quit Claim Deed as the President of the General Partner of the Partnership for and on behalf of the general partner of the Partnership.

                 Witness my hand and notarial seal this ___ day of __________, 1994.


                                             ------------------------------
                                             Notary Public
                                             Commission Expires:
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